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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 8, 2002


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                                  76-0506313
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)
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ITEM 5.  OTHER EVENTS

      On July 8, 2002, Group 1 Automotive, Inc., a Delaware corporation, announced its plans to conduct a conference call following the release of financial results for the second quarter and six months ended June 30, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c) Exhibits

       99.1 Press Release of Group 1 Automotive, Inc. dated as of July 8, 2002 reporting on a conference call to be conducted on July 25, 2002.
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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Group 1 Automotive, Inc.


    July 9, 2002                    By:   /s/ Scott L. Thompson
------------------------------         ---------------------------------------
        Date                           Scott L. Thompson, Executive Vice
                                       President, Chief Financial Officer
                                       and Treasurer
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                                INDEX TO EXHIBITS

    Exhibit No.     Description
    -----------     -----------

       99.1 Press Release of Group 1 Automotive, Inc. dated as of July 8, 2002 reporting on a conference call to be conducted on July 25, 2002.